                                                                  Exhibit 10.2.3


                               THIRD AMENDMENT TO
                         SENIOR SECURED CREDIT AGREEMENT

     THIRD AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT (this "Amendment"), dated as of January 28, 2002 (the "Amendment Date"), is among MERISTAR H & R OPERATING COMPANY, L.P., a Delaware limited partnership, as the Borrower ("Borrower"); the Guarantors; SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger and Administrative Agent (the "Administrative Agent"); and the Lenders a party hereto.

                                    RECITALS:

     A. The Borrower; the Administrative Agent; CITIBANK/SALOMON SMITH BARNEY, as Syndication Agent; LEHMAN BROTHERS, INC., as Documentation Agent; and the Lenders are parties to that certain Senior Secured Credit Agreement, dated as of February 29, 2000, as amended by First Amendment to Senior Secured Credit Agreement, dated as of December 31, 2000, as further amended by Second Amendment to Senior Secured Credit Agreement, dated as of April 6, 2001 (the "Original Credit Agreement").

     B. The Borrower; the Administrative Agent and the Lenders party thereto executed an agreement titled Third Amendment to Senior Secured Credit Agreement (the "Ineffective Amendment") dated August 1, 2001 that never became effective and was terminated because the conditions precedent to the effectiveness of the Ineffective Amendment were never satisfied.

     C. MeriStar Hospitality Operating Partnership, L.P., the subsidiary of MHC which is the holder of the MHC Indebtedness (the "Subordinated Creditor") and the Borrower desire to amend the MHC Indebtedness to make the terms and provisions of the MHC Indebtedness consistent with the terms and provisions of the Original Credit Agreement, as amended by this Amendment (the "MHC Indebtedness Amendment").

     D. The Subordinated Creditor, the Administrative Agent and the Borrower have entered into that certain Intercreditor Agreement (the "Original Intercreditor Agreement") dated as of February 29, 2000, pursuant to which, among other things, the MHC Indebtedness was subordinated to the Obligations.

     E. In connection with the Ineffective Amendment, the Borrower and the Administrative Agent on behalf of the Lenders executed an agreement titled First Amendment to Intercreditor Agreement dated August 1, 2001 that never became effective and was terminated because the conditions precedent to the effectiveness of such agreement were never satisfied.

     F. The Subordinated Creditor and its affiliates are the holders of approximately $13,069,000 shown on the Borrower's September 30, 2001 financial statements as "Due to MeriStar Hospitality Corporation" from the Borrower (the "MHC Payable").

     G. The MHC Payable is to be converted into Subordinate Indebtedness (the "MHC Additional Indebtedness") of the Borrower.

     H. The Subordinated Creditor and the Borrower desire to amend the Original Intercreditor Agreement to (i) permit the MHC Indebtedness Amendment and (ii) subordinate the MHC Additional Indebtedness to the Obligations.

     I. The Borrower, the Administrative Agent and the Lenders party thereto executed that certain Waiver to Senior Secured Credit Agreement (the "Waiver"), dated as of September 30, 2001.

     J. The parties hereto desire to amend the Original Credit Agreement and the other Credit Documents (as defined in the Original Credit Agreement) as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Original Credit Agreement.

     2. This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on January 31, 2002 (the "Termination Date") the following conditions precedent have been satisfied:

          a. Documentation. The Administrative Agent shall have received
             -------------
     counterparts of this Amendment executed by the Borrower, the Guarantors and the Super Required Lenders.

          b. Representations and Warranties. The representations and warranties
             ------------------------------
     contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment's effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse Change.

          c. No Default. No material Default or Event of Default shall exist as
             ----------
     of either the Amendment Date or the date the other conditions to this Amendment's effectiveness are satisfied except for any such Default or Event of Default as is expressly waived or eliminated by this Amendment.

          d. Fees. The Administrative Agent shall have received for the benefit
             ----
     of those Lenders that execute and deliver this Amendment to the Administrative Agent's counsel by 5:00 p.m. CST on the Amendment Date a fee equal to fifty (50) basis points of each such Lender's Commitment as of the Amendment Date, as such Commitment is reduced pursuant to the provisions of this Amendment.

          e. MHC Indebtedness Amendment. The MHC Indebtedness Amendment shall
             --------------------------
     have been consummated pursuant to documentation in form and substance reasonably acceptable to the Administrative Agent.

          f. MHC Other Indebtedness. The MHC Payable shall have been converted
             ----------------------
     to permitted Subordinate Indebtedness of the Borrower pursuant to documentation in form and substance reasonably acceptable to the Administrative Agent.

          g. Original Intercreditor Agreement; MHC Letter. The Original
             --------------------------------------------
     Intercreditor Agreement shall have been amended to (i) permit the MHC Indebtedness Amendment and (ii) subordinate the MHC Other Indebtedness to the Obligations pursuant to documentation in form and substance acceptable to the Administrative Agent in its sole discretion. MHC shall have acknowledged to the Administrative Agent for the benefit of the Lenders that the MHC Letter is in full force and effect pursuant to documentation in form and substance reasonably acceptable to the Administrative Agent.

          h. Permitted Property Agreements. The Permitted Property Agreements
             -----------------------------
     with MHC and MHC's Subsidiaries (excluding any Permitted Property Agreements for Hospitality Property's for which MHC or MHC's Subsidiary has pledged such Hospitality Property to secure convertible mortgage backed securities) shall have been amended to provide that no default shall be called and no termination right or other remedy shall be exercised against the Borrower or one of the Borrower's Subsidiaries, as applicable, under such agreement because of a shortfall in operating revenue or other economic performance by a Hospitality Property during the calendar years 2001 and 2002 pursuant to documentation in form and substance reasonably acceptable to the Administrative Agent.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still be obligated to reimburse Societe Generale, Southwest Agency for costs and expenses incurred in connection with this Amendment.

     3. The term "Credit Agreement" as used in the Credit Documents, shall mean the Original Credit Agreement, as amended by this Amendment.

     4. From and after the Amendment Date, the definition of "Applicable Margin" is amended by (a) deleting the phrase "one and one-half percent (1.50%)" and replacing such phrase with the phrase "two and one-half percent (2.50%)" and (b) deleting the phrase "three and one-half percent (3.50%)" in both places in such definition where such phrase is used and replacing such phrase with the phrase "four and one-half percent (4.50%)".

     5. From and after the Amendment Date, the definition of "EBITDA" is amended by adding the phrase ", non-cash employee compensation up to $2,000,000 per Fiscal Year in the aggregate commencing with the 2002 Fiscal Year" after the word "amortization".

     6. From and after the Amendment Date, the definition of "Indebtedness" is amended by adding at the end of such definition the phrase "; provided that (a) the Indebtedness of the Parent and the Parent's Subsidiaries shall not include any Permitted Non-Recourse Unconsolidated Entity Indebtedness related to the Parent's or the Parent's Subsidiary's Investment with respect to the St. Louis Radisson Hotel and (b) for purposes of the financial covenants MHC Other Indebtedness shall only be deemed Indebtedness for financial covenant calculations which utilize the Parent's EBITDA for the Rolling Period ended March 31, 2002 and following Rolling Periods".

     7. From and after the Amendment Date, the definition of "Minimum Net Worth" is amended by adding before the period at the end of such definition the phrase", minus (d) the Parent's write-off under GAAP of the Parent's or the Parent's Subsidiary's Investment with respect to the St. Louis Radisson Hotel up to a maximum write-off of $11,500,000".

     8. From and after the Amendment Date, the definition of "Permitted New Investments" is amended by adding the following sentence at the end of such definition:

        "Notwithstanding anything in this definition to the contrary, (a) Permitted New Investments shall not include any Capital Expenditures made pursuant to the provisions of Section 6.06(e) or Restricted Payments and (b) any Permitted New Investments made after January 1, 2002 shall not exceed in the aggregate (i) without the written consent of the Super Required Lenders, $1,000,000, and (ii) without the written consent of all Lenders, $5,000,000."

     9. From and after the Amendment Date, the definition of "Permitted Other Indebtedness" is amended by deleting the text in clause (b) in such definition and replacing such text with the phrase "MHC Other Indebtedness".

     10. From and after the Amendment Date, the definition of "Repayment Event" is amended by deleting all text after the phrase "Closing Date".

     11. From and after the Amendment Date, the following definition shall be added to the Credit Agreement in the correct alphabetical order:

         "MHC Other Indebtedness" means Subordinate Indebtedness owed
          ----------------------
        by the Parent and the Parent's Subsidiaries to MHC or MHC's Subsidiaries which (i) refinances in its entirety the $13,069,000 shown on the Borrower's September 30, 2001 financial statements as "Due to MeriStar Hospitality Corporation" from the Borrower and any accrued interest thereon, (ii) is a term facility, not a revolver, (iii) has a maturity date on or after the date which is 91 days after the Maturity Date, as the Maturity Date may be extended, and (iv) has a non-default interest rate of 6.5% over LIBOR or less."

     12. The Borrower and the Lenders acknowledge that the Borrower has timely provided the written notice of the Borrower's election to extend the Maturity Date contemplated by Section 2.05(b)(ii); provided that this acknowledgement shall in no way be
                        --------
deemed a waiver of or acknowledgement of satisfaction of any of the other conditions precedent to extending the Maturity Date contained in Section 2.05(b).

     13. From and after the Amendment Date, Section 2.05(c) is amended by deleting the table is such section in its entirety and replacing such table with the following table and sentence:

            "______Date________               Aggregate Lenders' Commitments
            -------------------               ------------------------------

            Amendment Date                            $82,500,000
            February 28, 2002                         $80,000,000
            June 30, 2002                             $77,500,000
            September 30, 2002                        $75,000,000
            December 31, 2002                         $72,500,000

In addition, on January 31, 2003 the Aggregate Lenders' Commitments will be reduced to an amount equal to (i) $72,500,000 minus (ii) an amount equal to (A)
                                              -----
the Parent's EBITDA for the Rolling Period ended December 31, 2002 with the time portion of the Parent's EBITDA for such Rolling Period for which the Parent does not have actual results being estimated in good faith by Borrower minus (B)
                                                                  -----
$20,000,000, but in no event shall the amount calculated under this clause (ii) be less than zero."

     14. From and after the Amendment Date, Section 2.13(a) is amended by deleting the phrase "$10,000,000" and replacing such phrase with the phrase "$2,000,000".

     15. From and after the Amendment Date, Section 4.05 of the Credit Agreement is amended by adding the phrase "except as disclosed in the Parent's Form 10-Q filed with the Securities and Exchange Commission in November 2001," after the comma in the last sentence.

     16. From and after the Amendment Date, Section 4.08(a) is amended by deleting clauses (iii) and (iv) and adding the word "and" immediately prior to clause (ii).

     17. From and after the Amendment Date, Section 5.05 is amended by adding a new paragraph (m) at the end of such section that reads as follows:

                 "(m) As soon as available, and in any event no later than the last day of the following month after the end of every fiscal month, the Borrower shall provide the Administrative Agent (for distribution to the Lenders) liquidity, cash flow and summary operating information for such fiscal month and detailed information related to the Borrower's Permitted Housing Business and Permitted Property Agreements, with all such information prepared by the Borrower in a form reasonably satisfactory to the Administrative Agent."

     18. From and after the Amendment Date, Section 6.04 is amended by (a) deleting the text in clause (d) in its entirety and replacing such text in such clause with the phrase "[Intentionally Deleted]", (b) amending clause (a) by deleting the phrase "(i)" and by deleting all text after the phrase "the Parent," and replacing such text with the phrase "which distributions for partners other than the Parent and the Parent's Subsidiaries in any Fiscal Quarter do not in the aggregate exceed $24,000", and (c) deleting clause (f) of such section in its entirety and replacing such clause with the following:

                 "(f) provided that (i) no Default has occurred and is continuing or would result therefrom, (ii) upon payment of such Restricted Payment and taking into consideration estimated future net cash flows, the Borrower would still have sufficient cash or Liquid Investments to make the next anticipated repayment of Advances required by the provisions of Sections 2.05(c) and 2.07(c), and (iii) the Interest Coverage Ratio shall not be less than the amount indicated below based upon the applicable Rolling Period, then the Borrower shall be entitled to pay interest (but not principal) on Subordinate Indebtedness permitted pursuant to this Agreement once per Fiscal Quarter at the end of a Fiscal Quarter:

             Ending Date of Rolling Period            Interest Coverage Ratio
             -----------------------------            -----------------------

             March 31, 2002                                   1.45
             June 30, 2002                                    1.55
             September 30, 2002                               1.85
             December 31, 2002                                2.00"

     19. From and after the Amendment Date, Section 6.06(e) is amended by (a) adding the phrase", including Capital Expenditures," after the phrase "other assets" and (b) adding the phrase"; provided, however, that from and after
                                    --------
January 1, 2002 the aggregate Investments made under this clause (e) shall not in the aggregate exceed $2,000,000" after the word "Business".

     20. From and after the Amendment Date, the text in each of Sections 7.03 7.04, and 7.05 of the Credit Agreement is deleted in its entirety and replaced in each section with the phrase "[Intentionally Deleted]".

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     21. From and after the Amendment Date, Sections 7.01 7.02, 7.06 and 7.07 of the Credit Agreement are deleted in their entirety and replaced with the following in the applicable location in the Credit Agreement:

                 "Section 7.01 Interest Coverage Ratio. The Parent shall
                               -----------------------
        maintain at the end of each Rolling Period for the Rolling Periods ending on the dates indicated in the following chart an Interest Coverage Ratio of not less than the amount set forth next to such dates:

        Ending Date of Rolling Period                 Interest Coverage Ratio
        -----------------------------                 -----------------------

        December 31, 1999 through June 30, 2001             2.00 to 1.0
        September 30, 2001                                  1.50 to 1.0
        December 31, 2001                                   1.50 to 1.0
        March 31, 2002                                      1.35 to 1.0
        June 30, 2002                                       1.45 to 1.0
        September 30, 2002                                  1.75 to 1.0
        December 31, 2002                                   2.00 to 1.0"

                 "Section 7.02 Senior Interest Coverage Ratio. The Parent shall
                               ------------------------------
        maintain at the end of each Rolling Period for the Rolling Periods ending on the dates indicated in the following chart a Senior Interest Coverage Ratio of not less than the amount set forth next to such dates:

        Ending Date of Rolling Period           Senior Interest Coverage Ratio
        -----------------------------           ------------------------------

        December 31, 1999 through June 30, 2001         2.75 to 1.0
        September 30, 2001                              2.50 to 1.0
        December 31, 2001                               2.50 to 1.0
        March 31, 2002                                  2.35 to 1.0
        June 30, 2002                                   2.45 to 1.0
        September 30, 2002                              3.00 to 1.0
        December 31, 2002                               3.50 to 1.0"

                 "Section 7.06 Leverage Ratio. The Parent shall not on any date
                               --------------
        permit the Leverage Ratio to exceed during the applicable period indicated in the following chart the amount set forth in such chart for such period:

                Applicable Period                            Leverage Ratio
                -----------------                            --------------

        prior to October 1, 2001                               4.00 to 1.0
        from October 1, 2001 through March 31, 2002            6.75 to 1.0
        from April 1, 2002 through June 30, 2002               8.25 to 1.0
        from July 1, 2002 through September 30, 2002           7.75 to 1.0
        from October 1, 2002 through December 31, 2002         6.50 to 1.0
        On and after January 1, 2003                           6.00 to 1.0"

                 "Section 7.07 Senior Leverage Ratio. The Parent shall not on
                               ---------------------
        any date permit the Senior Leverage Ratio to exceed during the applicable period indicated in the following chart the amount set forth in such chart for such period:

              Applicable Period                         Senior Leverage Ratio
              -----------------                         ---------------------

        prior to January 1, 2001                             3.50 to 1.0
        from January 1, 2001 through September 30, 2001      3.00 to 1.0
        from October 1, 2001 through March 31, 2002          4.75 to 1.0
        from April 1, 2002 through June 30, 2002             5.00 to 1.0
        from July 1, 2002 through September 30, 2002         4.75 to 1.0
        from October 1, 2002 through December 31, 2002       4.00 to 1.0
        On and after January 1, 2003                         3.50 to 1.0"

     22. From and after the Amendment Date, an additional paragraph is added to the end of Article VII of the Credit Agreement which reads in its entirety as follows:

        "In any Fiscal Quarter until the Borrower delivers the Compliance Certificate setting forth the EBITDA for the previous Rolling Period, with respect to the Leverage Ratio and Senior Leverage Ratio tests, the Parent shall remain subject to the applicable ratio limitation for the preceding Fiscal Quarter with the applicable test based upon the EBITDA for the previously reported Rolling Period."

     23. Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment. In addition, the Borrower and the Guarantors represent and warrant to the Lenders and the Administrative Agent that (a) the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change, (b) no Default or Event of Default exists as of the Amendment Date except for any such Default or Event of Default as is expressly waived or eliminated by this Amendment, and (c) such Persons have no claims, offsets, or counterclaims with respect to their respective obligations under the Credit Documents as of the Amendment Date.

     24. Except as expressly provided in this Amendment, the terms and provisions of the Original Credit Agreement remain in full force and effect and are unmodified.

     25. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment.

[SIGNATURE PAGE OF THIRD AMENDMENT TO SENIOR SECURED CREDIT
AGREEMENT]

        Executed as of the date first set forth above.

                           BORROWER:
                           ---------

                           MERISTAR H & R OPERATING COMPANY,
                           L.P.

                           By: MeriStar Hotels & Resorts, Inc., its general partner


                                   By: /s/ John Emery
                                   ----------------------------
                                   Name:   John Emery
                                   ----------------------------
                                   Title:  President & COO
                                   ----------------------------

[SIGNATURE PAGE OF THIRD AMENDMENT TO SENIOR SECURED CREDIT
AGREEMENT]

                                   SOCIETE GENERALE, SOUTHWEST
                                   AGENCY, individually and as Arranger
                                   and Administrative Agent


                                   By: /s/ Thomas K. Day
                                   ----------------------------
                                   Name:   Thomas K. Day
                                   ----------------------------
                                   Title:  Managing Director
                                   ----------------------------

[SIGNATURE PAGE OF THIRD AMENDMENT TO SENIOR SECURED CREDIT
AGREEMENT]

                                   LEHMAN BROTHERS, INC.,
                                   individually and as Documentation Agent


                                   By: /s/ Francis X. Gilhool
                                   ----------------------------
                                   Name:   Francis X. Gilhool
                                   ----------------------------
                                   Title:  Authorized Signatory
                                   ----------------------------

[SIGNATURE PAGE OF THIRD AMENDMENT TO SENIOR SECURED CREDIT
AGREEMENT]

                                   CITICORP REAL ESTATE, INC.


                                   By: /s/ Michael S. Chiopak
                                   --------------------------

[SIGNATURE PAGE OF THIRD AMENDMENT TO SENIOR SECURED CREDIT
AGREEMENT]

                        THE BANK OF NOVA SCOTIA, acting through
                        its New York Agency

                        By: /s/ Bruce Ferguson
                           ----------------------------
                        Name:   Bruce G. Ferguson
                             --------------------------
                        Title:  Managing Director
                              -------------------------

[SIGNATURE PAGE OF THIRD AMENDMENT TO SENIOR SECURED CREDIT
AGREEMENT]

                       JOINDER, CONSENT AND RATIFICATION

        The Guarantors join in and consent to the terms and provisions of the attached Amendment and agree that the Environmental Indemnification Agreement and the Guaranty and Contribution Agreement (the "Guaranty") executed by the Guarantors each dated February 29, 2000 will remain in full force and effect, and further that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.\

This Joinder, Consent and Ratification is dated as of the date of the Amendment.

                        GUARANTORS:

                        MERISTAR HOTELS & RESORTS, INC.

                        By: /s/ John Emery
                           ----------------------------
                        Name:   John Emery
                             --------------------------
                        Title:  President & COO
                              -------------------------

                        MERISTAR MANAGEMENT COMPANY, L.L.C.,
                        MERISTAR AGH COMPANY, L.L.C.
                        CAPSTAR WINSTON COMPANY, L.L.C.
                        CAPSTAR BK COMPANY, L.L.C.
                        CAPSTAR KCII COMPANY, L.L.C.
                        CAPSTAR ST. LOUIS COMPANY, L.L.C.
                        MERISTAR LAUNDRY, L.L.C.
                        MERISTAR PRESTON CENTER, L.L.C.
                        MERISTAR PINK SHELL, L.L.C.

                        By: MeriStar H & R Operating Company, L.P., their managing member

                               By: Meristar Hotel & Resorts, Inc., its general partner

                                     By: /s/ John Emery
                                        ----------------------------
                                     Name:   John Emery
                                        ----------------------------
                                     Title:  President & COO
                                           -------------------------

[SIGNATURE PAGE OF THIRD AMENDMENT TO SENIOR SECURED CREDIT
AGREEMENT]

                        AGH LEASING, L.P.

                        By:   MeriStar AGH Company, L.L.C., its general partner

                              By: MeriStar H & R Operating Company, L.P., its sole member

                                     By: Meristar Hotel & Resorts, Inc., its
                                         general partner

                                     By: /s/ John Emery
                                        ----------------------------
                                     Name:   John Emery
                                        ----------------------------
                                     Title:  President & COO
                                           -------------------------

[SIGNATURE PAGE OF THIRD AMENDMENT TO SENIOR SECURED CREDIT
AGREEMENT]

                        TWIN TOWERS LEASING, L.P.

                        By:   AGH LEASING, L.P., its general partner

                        By:   MeriStar AGH Company, L.L.C., its general partner

                              By: MeriStar H & R Operating Company, L.P., its sole member

                                     By: Meristar Hotel & Resorts, Inc., its
                                         general partner

                                     By: /s/ John Emery
                                        ----------------------------
                                     Name:   John Emery
                                        ----------------------------
                                     Title:  President & COO
                                           -------------------------

                        CAPSTAR WYANDOTTL COMPANY, L.L.C.

                        By:    CapStar KCII Company, L.L.C., its sole member

                               By: MeriStar H & R Operating Company, L.P., its managing member

                                      By:  MeriStar Hotels & Resorts, Inc., its
                                           general partner

                                           By: /s/ John Emery
                                              ----------------------
                                           Name:   John Emery
                                                --------------------
                                           Title:  President & COO
                                                 -------------------

                        MERISTAR MANAGEMENT (CANMORE) LTD.

                        By: /s/ John Emery
                           -----------------------------------------
                        Name:   John Emery
                             ---------------------------------------
                        Title:  President & COO
                              --------------------------------------

[SIGNATURE PAGE OF THIRD AMENDMENT TO SENIOR SECURED CREDIT
AGREEMENT]

                        MERISTAR MANAGEMENT (VANCOUVER
                        METROTOWN) LTD.

                        By: /s/ John Emery
                           ----------------------------
                        Name:   John Emery
                             ----------------------------
                        Title:  President & COO
                              ----------------------------

                        MERISTAR SOUTH SEAS PARTNERSHIP,
                        LIMITED PARTNERSHIP

                        By:     MeriStar South Seas, Inc., its general partner

                                By: /s/ John Emery
                                   ----------------------------
                                Name:   John Emery
                                     ----------------------------
                                Title:  President & COO
                                      ----------------------------

                        MERISTAR SOUTH SEAS, INC.

                        By: /s/ John Emery
                           ----------------------------
                        Name:   John Emery
                             ----------------------------
                        Title:  President & COO
                              ----------------------------

                        MERISTAR PALMAS CORP.

                        By: /s/ John Emery
                           ----------------------------
                        Name:   John Emery
                             ----------------------------
                        Title:  President & COO
                              ----------------------------

                        MERISTAR PALMAS LP CORP.

                        By: /s/ John Emery
                           ----------------------------
                        Name:   John Emery
                             ----------------------------
                        Title:  President & COO
                              ----------------------------

[SIGNATURE PAGE OF THIRD AMENDMENT TO SENIOR SECURED CREDIT
AGREEMENT]

                        MERISTAR PALMAS, L.P., Sen C., (S.E.)

                        By: MeriStar Palmas Corp., its limited partner

                              By:     Meristar Hotels & Resorts, Inc., its sole

                              By: /s/ John Emery
                              ----------------------------
                              Name:   John Emery
                              ----------------------------
                              Title:  President & COO
                              ----------------------------

[SIGNATURE PAGE OF THIRD AMENDMENT TO SENIOR SECURED CREDIT
AGREEMENT]

                        BRIDGESTREET ACCOMMODATIONS, INC.
                        a Delaware corporation

                        BRIDGESTREET ARIZONA, INC.
                        a Delaware corporation

                        BRIDGESTREET CALIFORNIA, INC.
                        a Delaware corporation

                        BRIDGESTREET COLORADO, INC.
                        a Delaware corporation

                        BRIDGESTREET MARYLAND, INC.
                        a Delaware corporation

                        BRIDGESTREET NEVADA, INC.
                        a Delaware corporation

                        BRIDGESTREET NORTH CAROLINA, INC.
                        a Delaware corporation

                        BRIDGESTREET RALEIGH, INC.
                        a Delaware corporation

                        CORPORATE LODGINGS, INC.
                        a Delaware corporation

                        TEMPORARY HOUSING EXPERTS, INC.
                        a Delaware corporation

                        TEMPORARY CORPORATE HOUSING, INC.
                        a Delaware corporation

                        By: /s/ John Emery
                        ----------------------------
                        Name:   John Emery
                        ----------------------------
                        Title:  President & COO
                        ----------------------------

[SIGNATURE PAGE OF THIRD AMENDMENT TO SENIOR SECURED CREDIT
AGREEMENT]

                        BRIDGESTREET TEXAS, L.P.
                        a Deleware limited partnership

                        By:   BridgeStreet Nevada, Inc.
                              a Delaware corporation, its general partner

                              By: /s/ John Emery
                              ----------------------------
                              Name:   John Emery
                              ----------------------------
                              Title:  President & COO
                              ----------------------------

[SIGNATURE PAGE OF THIRD AMENDMENT TO SENIOR SECURED CREDIT
AGREEMENT]

                        BRIDGESTREET CANADA, INC.
                        an Ontario (Canada) corporation

                        By: /s/ John Emery
                        ----------------------------
                        Name:   John Emery
                        ----------------------------
                        Title:  President & COO
                        ----------------------------

                        BRIDGESTREET ACCOMMODATIONS, LTD.
                        Incorporated under the laws of England and Wales

                        By: /s/ John Emery
                        ----------------------------
                        Name:   John Emery
                        ----------------------------
                        Title:  President & COO
                        ----------------------------

                        BRIDGESTREET LONDON, LTD.
                        Incorporated under the laws of England and Wales

                        By: /s/ John Emery
                        ----------------------------
                        Name:   John Emery
                        ----------------------------
                        Title:  President & COO
                        ----------------------------

                        BRIDGESTREET WARDROBE PLACE, LTD.
                        Incorporated under the laws of England and Wales

                        By: /s/ John Emery
                        ----------------------------
                        Name:   John Emery
                        ----------------------------
                        Title:  President & COO
                        ----------------------------

                        LORY(1), LTD.
                        Incorporated under the laws of England and Wales

                        By: /s/ John Emery
                        ----------------------------
                        Name:   John Emery
                        ----------------------------
                        Title:  President & COO
                        ----------------------------